UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2011
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     The information contained in Item 3.02 of this report regarding the Registration Rights Agreement is incorporated by reference into this Item 1.01.
Section 3 Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
     On August 24, 2011, Compass Group Diversified Holdings LLC (the “Company”) completed the sale of 1,575,000 shares (the “Shares”) of Compass Diversified Holdings (Holdings” and together with the Company, collectively, “CODI,” “us” or “we”) to CGI Magyar Holdings, LLC (“CGI Magyar”), CODI’s largest shareholder, for consideration per share equal to the market value thereof on August 23, 2011, or $12.50 per share, or an aggregate sale price of $19.688 million pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). CGI Magyar is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act. The sale of Shares was made pursuant to a Subscription Agreement (the “Subscription Agreement”), dated as of August 24, 2011, by and among the Company, Holdings and CGI Magyar.
     In connection with the Subscription Agreement, CODI entered into a registration rights agreement (the “Registration Rights Agreement”) with CGI Magyar for the registration of the Shares under the Securities Act. The Registration Rights Agreement requires CODI to use commercially reasonable efforts to prepare and file a shelf registration statement under the Securities Act relating to the resale of all the Shares within 90 days following the date of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, CODI agreed to use commercially reasonable efforts to have the registration statement declared effective as soon as possible thereafter and to maintain effectiveness of the registration statement. CODI is obligated to take certain actions as are required in order to permit resales of the registrable Shares. In addition, CGI Magyar may require CODI to include its shares in future registration statements that CODI files, subject to cutback at the option of the underwriters of any such offering. Each registration statement will provide that CODI will bear the expenses incurred in connection with the filing of any registration statements pursuant to the exercise of registration rights.
     CODI used the proceeds from the foregoing issuance to fund a portion of the cash consideration and acquisition-related costs for the Acquisition. No discounts or commissions will be paid in connection with the foregoing issuance.
     The foregoing brief description is not meant to be exhaustive and is qualified in its entirety by the Subscription Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.
Section 8 Other Events
Item 8.01 Other Events
     We acquire and manage small to middle market businesses in the ordinary course of our business. The following description relates to the acquisition of one such business.
CamelBak Products, LLC
     On August 25, 2011, CODI announced that the Company, through its majority owned subsidiary business, CamelBak Acquisition Corp. (the “Buyer”), entered into a securities purchase agreement (the “CamelBak Purchase Agreement”) with CBK Holdings, LLC (the “Seller”), CamelBak Products, LLC (“CamelBak”) and IPC/Camelbak LLC pursuant to which Buyer acquired all of the issued and outstanding equity of CamelBak (the “Acquisition”). The purchase price of $257.5 million for the Acquisition is based on a total enterprise value for CamelBak of $245.0 million and included $12.5 million of working capital and cash adjustments. Acquisition-related costs were approximately $4.2 million. The Company funded the cash consideration and Acquisition-related costs through drawings under its revolving credit facility and funds provided by the sale of the Shares to CGI Magyar pursuant to the Subscription Agreement. An affiliate of CGI Magyar also purchased 652 shares of the Buyer’s Series A 11.5%

Convertible Preferred Stock (the “Preferred Stock”) for an aggregate consideration of $45 million. Upon conversion of the Preferred Stock, an affiliate of CGI Magyar will receive shares of Buyer’s Redeemable Preferred Stock and 8% of the Buyer’s outstanding common stock. In addition, CamelBak’s management and certain other investors, pursuant to stock purchase agreements, invested in the transaction alongside CODI collectively representing an approximate 2.1% minority interest. CODI’s initial ownership position in Buyer is approximately 89.9% on a primary and fully diluted basis.
     Based in Petaluma, California and founded in 1989, CamelBak invented the hands-free hydration category and is the global leader in personal hydration gear. CamelBak offers a complete line of technical hydration packs, reusable BPA-free water bottles, performance hydration accessories, and specialized military gloves and performance accessories for outdoor, recreation and military use. CamelBak’s premier brand as an innovator of best-in-class personal hydration products has enabled it to establish preferred partnerships with leading national retailers, sporting goods stores, independent and chain specialty retailers and the U.S. military. Through its global distribution network, CamelBak products are available in more than 50 countries worldwide. For the year ended December 31, 2010, CamelBak reported revenue of $122.2 million and had capital expenditures for the 12 months ended June 30, 2011 of approximately $2.8 million.
     Concurrent with the Closing, the Company provided a credit facility to Buyer, as guarantor, and CamelBak and its wholly owned domestic subsidiary, as co-borrowers, which funded, in part, the Buyer’s purchase of the equity of CamelBak from the Seller and make available to CamelBak a secured revolving loan commitment and secured term loan. The initial amount outstanding under these facilities at the close of this transaction was approximately $145.2 million. The loans to CamelBak are secured by security interests in substantially all of the assets of Buyer and CamelBak and the pledge of the equity interests in Buyer and CamelBak. In addition to being similar to the terms and conditions of the credit facilities in place with our existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of CamelBak.
     Compass Group Management LLC, our manager, acted as an advisor to the Company in the transaction for which it received fees and expense payments totaling $2.45 million.
     The foregoing brief description is not meant to be exhaustive and is qualified in its entirety by the CamelBak Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

10.1	Subscription Agreement, dated as of August 24, 2011, by and among Compass Group Diversified Holdings LLC, Compass Diversified Holdings and CGI Magyar Holdings LLC

10.2	Registration Rights Agreement, dated as of August 24, 2011, by and among Compass Group Diversified Holdings LLC, Compass Diversified Holdings and CGI Magyar Holdings, LLC

99.1
Securities Purchase Agreement, dated as of August 24, 2011, by and among CBK Holdings, LLC, CamelBak Products, LLC, CamelBak Acquisition Corp., Compass Group Diversified Holdings LLC, and IPC/Camelbak LLC

99.2	Press Release of the Company dated August 25, 2011 announcing the purchase of CamelBak

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2011	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2011	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

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